UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-06671

DWS Global High Income Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

DWS Global High Income Fund, Inc.

Annual Report to Stockholders

October 31, 2006

A nondiversified closed-end investment company seeking high current income as its primary objective and capital appreciation as a secondary objective through investment principally in global income securities.

DWS Global High Income Fund, Inc.

Investment Objectives and Policies

seeking high current income as its primary objective and capital appreciation as a secondary objective through investment principally in global income securities

Investment Characteristics

a non-diversified closed-end investment company investing principally in a portfolio of global high income securities and, to a limited extent, emerging country equity securities a vehicle for international investment through participation in the economies of both developed and developing countries throughout the world

General Information

Executive Offices

DWS Global High Income Fund, Inc. 345 Park Avenue New York, NY 10154

Automated Information Line

DWS Closed-End Fund Info Line (800) 349-4281

Web Site

Visit our Direct Link:

www.cef.dws-scudder.com

Obtain monthly fact sheets, financial reports, press releases and webcasts when available.

Transfer Agent and Registrar

DWS Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 For account information: 1-800-294-4366

Dividend Reinvestment Plan Agent

UMB Bank, N.A.

Legal Counsel

Willkie Farr & Gallagher LLP

Custodian

Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York Stock Exchange Symbol — LBF

Contents

Click Here Portfolio Management Review

Click Here Investment Summary

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Dividend Reinvestment and Cash Purchase Plan

Click Here Stockholder Meeting Results

Click Here Investment Management Agreement Approval

Click Here Other Information

Click Here Directors and Officers

Net Asset Value

The fund's net asset value is listed in the following publications:

The Wall Street Journal (Mondays)

The New York Times

Barron's

Investments in funds involve risks. The fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. Investing in foreign securities presents greater risks than investing in domestic investments, such as currency fluctuations and political and economic changes and market risks. This may result in greater share price volatility. Moreover, this fund is non-diversified and can take larger positions in fewer companies, increasing its overall risk potential. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

This report is sent to the stockholders of the DWS Global High Income Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

In the following interview, Portfolio Manager Brett Diment discusses DWS Global High Income Fund's strategy and the market environment during the 12-month period ended October 31, 2006.

Q:  How did the emerging markets bonds perform during the annual period?

A:  Emerging-debt markets performed well over the period under review. Sovereign yield spreads (i.e., the difference in yields between the emerging markets and US Treasuries) fell close to an all-time low, reflecting investors' robust risk appetites.1 Domestic fixed-income markets — those denominated in local currencies — also delivered strong performance.2

1 The yield spread is the difference in yield between the emerging markets and Treasuries, the latter of which is seen to be free of credit risk. Narrow, or tight, spreads are a sign of positive performance, wider spreads indicate negative performance. Emerging-market debt is valued by measuring the attractiveness of the yield spread.

2 The fund can invest in both dollar-denominated "external" debt issued on the global markets and local currency debt issued within the home markets. Local currency debt is affected both by movements in the price of a country's bonds and the price movements of its currency.

3 Liquidity, in this sense, refers to the ready availability of cash to be put to work in the financial markets. Generally, low interest rates in one or more regions of the world represent a key source of liquidity.

The performance of emerging-markets debt was driven by a continuation of the prudent macroeconomic policies and improving financial positions of the major emerging economies. Additionally, the external background remained supportive with continued global growth, buoyant commodity prices and a high level of liquidity.3 The only period of prolonged market weakness occurred in May and June, when a combination of rising US Treasury yields, weakness in global equity markets and rising investor risk aversion created a sharp correction in emerging-markets debt. This downturn proved short-lived, however, as a renewed focus on favorable country fundamentals caused yield spreads to embark on a steady decline beginning in late June and continuing through the close of the reporting period.

Q:  How did the fund perform during this time?

A:  For the 12 months ended October 31, 2006, the fund's cumulative total return based on net asset value was 15.49%, while its total return based on its share price as listed on the New York Stock Exchange was 17.32%, closing at $8.63 a share. The fund's return compares favorably with the 12.24% gain of its benchmark, the JP Morgan Emerging Markets Bond Index Plus.4

One of the leading contributors to the fund's performance was our decision to maintain a generally aggressive portfolio and to remain overweight in the higher-yielding countries within the asset class.5 In terms of overall investment themes, we increased the fund's exposure to emerging-market currencies and domestic fixed-income markets (as distinct from external, or dollar-denominated markets), as detailed in the performance commentary. We also invested selectively in corporate debt securities within certain countries in order to take advantage of their higher yields relative to sovereign securities. In these cases, we confined the portfolio's exposure to healthy companies with robust balance sheets, and kept the size of individual positions moderate in order to retain access to market liquidity.6

4 The JP Morgan Emerging Markets Bond Index Plus (EMBI+) is an unmanaged, unleveraged index that tracks total returns for traded external debt instruments in the emerging markets. Included in the index are US dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds and local market instruments. Index returns assume reinvestment of all distributions, and unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

5 An overweight is a weighting in a particular security that is greater than that of the benchmark, and underweight is a weighting less than that of the benchmark.

6 Liquidity, in this sense, refers to the ease with which securities can be bought and sold.

Q:  How is the fund positioned in Latin America?

A:  We maintained a significant core holding in Brazil, which remained supported by a trade surplus (the difference between exports and imports), a healthy primary budget surplus and declining inflation. Lower inflation, in turn, enabled the Central Bank to continue cutting interest rates — a positive for the country's longer-term debt outlook. Also helping market performance was the fact that October's presidential elections were a relative non-event, with the incumbent Luiz Inacio Lula da Silva comfortably securing a second term against his opponent Geraldo Alckmin. In terms of the fund's overall allocation to Brazil, we added selective exposure to real-denominated bonds issued by blue-chip Brazilian banks, together with traditional exposure in sovereign bonds denominated in both real and United States dollars.

Elsewhere in the region, we reduced the portfolio's holdings in Venezuela and Ecuador in the latter part of the reporting period, partially in recognition of the recent weakness in oil prices. Despite the adoption of populist policy measures in the two countries, the fact remains that both have benefited from elevated oil prices and prudent fiscal policies. Venezuela continued to retire its dollar-denominated debt, while Ecuador announced an early call of the majority of its bonds due in 2012.* In the case of Ecuador, however, the shifting results from presidential polling data led to rising market volatility as the year progressed.

* As of October 31, 2006, the positions in Ecuador were sold.

The fund's core position in Argentina remains in place, and we added to holdings in both the country's external debt and notes tied to its gross domestic product growth. The latter performed especially well, as economic growth continues to rebound strongly from the 2001 crisis. We believe robust economic growth, together with the country's modest debt profile, continue to support the near-term outlook for external debt. Over a longer horizon, concerns remain regarding some of the interventionist economic policies implemented by the administration of President Nestor Kirchner, such as the imposition of price controls to subdue inflation and the adoption of a heavily managed exchange rate policy.

We increased the fund's exposure in Peru through the first half of the year, as country fundamentals remained supported by high commodity prices, notably for gold and copper. The main source of concern for the market centered on the possibility of the populist presidential candidate Ollanta Humala's winning the presidential elections, but the ultimate victory of Alan Garcia — who supports more orthodox policies — sparked a rally that benefited the fund's positions. Toward the end of the fund's fiscal year, we elected to take profits in Peru given that yield spreads had declined toward our target levels.

In Mexico, the fund's primary exposure remains in peso-denominated government bonds, which are known as Mbonos. Long-term interest rates fell by over a full percentage point — to just over 8.0% — through the course of the year, but we believe the market still offers some value with real interest rates close to 4.5%.7 Politics was the major source of concern for Mexico's market, with yields starting to rise in March as investors became concerned about the prospect of populist candidate Andres Manuel Lopez Obrador's winning July's presidential elections. We used this weakness as an opportunity to add to the fund's position in Mexico, and the market subsequently rallied once the market-friendly candidate Felipe Calderon prevailed in the elections despite allegations of electoral fraud by Lopez Obrador.

7 "Real interest rates" are nominal interest rates minus the rate of inflation.

Q:  What is your positioning in the Europe/Middle East/Africa (EMEA) region?

A:  In EMEA, we retain a very favorable outlook for Russian sovereign debt, although we have reduced the fund's exposure in light of the extremely low level of sovereign spreads. Within Russia, we also rotated some of the fund's exposure out of government debt and into high-grade corporate securities within the banking, telecommunications and transportation sectors in order to take advantage of their higher yields relative to sovereign securities. We also maintained a moderate exposure to the ruble, which remained supported by Russia's significant budget and current account surpluses. Although the Central Bank has tightly controlled the pace of ruble appreciation, we believe there is room for further upside in the currency given that the exchange rate remains one of the Central Bank's few effective tools in fighting inflation.8

8 A stronger currency can help fight inflation since it slows exports, which in turn slows growth, thereby keeping a lid on inflation.

The portfolio's positioning in Ukraine throughout the year was more tactical in nature. Despite the country's very limited indebtedness, the first half of the year was characterized by the market's focus on the detrimental impact of higher gas prices and the ongoing difficulties in forming a parliamentary coalition. We viewed the resulting weakness in Ukrainian bonds as an opportunity to add to the fund's position, which has performed well since.

Turkish financial markets suffered a sharp correction in early May due to growing market concerns over stubbornly high inflation and a widening current account deficit. The initial response from the Central Bank was arguably lackluster, but as the financial turbulence became more entrenched it finally delivered a decisive response with a series of aggressive rate hikes. This move helped stabilize the decline in the currency, which began to rally in late June. We had reduced the fund's holdings in Turkish bonds ahead of the correction in May, and used the subsequent weakness to add to our holdings of bonds denominated in both lira and US dollars. The peak in inflation seems to have passed as a result of the interest rate increases and the moderation in oil prices. Ongoing developments regarding the current account deficit and the status of Turkey's negotiations with the European Union for eventual membership are likely to remain key areas of focus.

Q:  What is the fund's positioning in Asia?

A:  In Asia, the fund continues to have limited positions in dollar-denominated government debt, where the extremely low level of yield spreads offers little yield benefit or potential for price appreciation. The one exception is the Philippines, where the fund maintains a core holding in external debt due to the favorable outlook and relatively high level of spreads. The fund's main exposure in Asia remains focused on local currency instruments, and we continue to hold government bonds denominated in Indonesian rupiah and Malaysian ringgit. Both currencies appreciated against the US dollar during the latter part of the period (increasing the value of the fund's holdings), while Indonesian rupiah bonds have gained an additional benefit from falling inflation and interest rate cuts by the country's central bank.

Q:  What is your overall thinking on the asset class?

A:  Although yield spreads in external debt markets have fallen significantly during the past year, we believe this is in large part justified by the significant credit improvements within the asset class. In our view, any significant sell-off is likely to be driven by external factors such as rising global risk aversion or a sharp increase in interest rates in the developed markets. Continued strength in commodity prices also is a key pillar of support for the asset class and, in this regard, sustained economic growth in China remains a key factor. While we remain positive on the outlook for the asset class as a whole, we continue to focus on credits where we see room for medium-term outperformance, which in some cases involves selective investments in blue chip corporate debt for yield and diversification benefits. Investments in local currency denominated bonds and foreign exchange instruments are also likely to remain a core theme in the portfolio.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Investment Summary as of October 31, 2006

Performance is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.cef.dws-scudder.com for the product's most recent month-end performance.

Historical Information
	Total Return (%)
	Market Value[a]		Net Asset Value[a]		Index[b]
	Cumulative	Average Annual	Cumulative	Average Annual	Cumulative	Average Annual
Current Quarter	10.29	—	7.17	—	5.11	—
Six Months	7.49	—	6.36	—	6.42	—
One Year	17.32	17.32	15.49	15.49	12.24	12.24
Three Year	50.77	14.67	60.34	17.04	41.32	12.22
Five Year	149.06	20.02	161.69	21.22	98.58	14.71
Ten Year	109.53	7.68	107.82	7.59	196.04	11.46
Per Share Information and Return[a]
	Yearly periods ended October 31

	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006
Net Asset Value ($)	13.11	5.45	5.77	6.10	5.66	5.98	7.44	8.03	8.92	9.63
Income Dividends ($)	1.50	1.50	.60	.60	.65	.75	.61	.57	.56	.56
Capital Gains Distributions ($)	2.92	—	—	—	—	—	—	—	—	—
Total Return (%) (a)	14.03	-52.80	18.78	19.25	4.23	19.89	36.13	16.94	18.72	15.49

a Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to NAV at which the Fund's shares traded during the period.

b The JPMorgan Emerging Markets Bond Index Plus (EMBI+) is an unmanaged, unleveraged index that tracks total returns for traded external debt instruments in the emerging markets. Included in the index are US dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds and local market instruments. Index returns assume reinvested dividends, and unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

On November 14, 1997, the Fund was renamed Scudder Global High Income Fund, Inc., and adopted its current investment policies. On February 6, 2006, the Fund was renamed DWS Global High Income Fund, Inc. Prior to November 14, 1997 the Fund was known as The Latin America Dollar Income Fund, Inc. and its investment objective was to provide income and appreciation through investment in US dollar-denominated Latin American debt instruments. Performance prior to November 14, 1997 should not be considered representative of the present Fund. Since adopting its current objective, the cumulative return is 85.16% based on net asset value.

Portfolio Summary as of October 31, 2006

Asset Allocation (Excludes Cash Equivalents)	10/31/06	10/31/05

Sovereign Bonds	81%	100%
Financials	10%	—
US Treasury Obligations	6%	—
Loan Participations	3%	—
	100%	100%
Geographical Diversification (Excludes Cash Equivalents)	10/31/06	10/31/05

Brazil	21%	20%
Turkey	8%	8%
Philippines	8%	6%
Argentina	7%	5%
Venezuela	6%	6%
Russia	6%	20%
United States	6%	—
Indonesia	5%	1%
Kazakhstan	4%	—
Other	29%	34%
	100%	100%
Currency Exposure*	10/31/06	10/31/05

United States Dollar	78%	91%
Argentine Peso	4%	2%
Egyptian Pound	3%	—
Indonesian Rupiah	3%	—
South Africa Rand	2%	—
New Turkish Lira	2%	—
Russian Ruble	2%	1%
Ukraine Hryvna	2%	—
Colombian Peso	2%	1%
Malaysian Ringgit	1%	1%
Other	1%	4%
	100%	100%

* Currency exposure after taking into account the effects of forward contracts.

Asset allocation, geographical diversification and currency exposure are subject to change.

For more complete details about the Fund's investment portfolio, see page 14.

Investment Portfolio as of October 31, 2006

	Principal Amount ($)(a)	Value ($)

Bonds 117.4%
Argentina 9.1%
Banco Hipotecario SA, Series REG S, 9.75%, 4/27/2016	1,100,000	1,140,150
Central Bank of Argentina, 2.0%, 2/4/2018 ARS	9,300,000	4,191,766
Republic of Argentina:
Series P, GDP Linked Note, 12/15/2035 ARS	19,855,884	633,254
GDP Linked Note, 12/15/2035	13,251,418	1,477,533
8.28%, 12/31/2033 (PIK)	1,269,032	1,277,915
(Cost $7,705,801)		8,720,618
Brazil 25.7%
Banco Bradesco SA, Series REG S, 14.8%, 1/4/2010 BRL	8,700,000	4,174,294
Federative Republic of Brazil:
8.25%, 1/20/2034	1,700,000	1,987,300
8.75%, 2/4/2025	1,700,000	2,057,000
10.0%, 8/7/2011	1,240,000	1,463,820
10.5%, 7/14/2014 (b)	3,400,000	4,299,300
11.0%, 1/11/2012 (b)	3,340,000	4,116,550
11.0%, 8/17/2040 (b)	4,260,000	5,610,420
12.5%, 1/5/2016 BRL	2,000,000	912,652
(Cost $22,417,879)		24,621,336
Colombia 4.9%
Republic of Colombia:
7.375%, 1/27/2017	1,800,000	1,909,800
11.75%, 3/1/2010 COP	2,070,000,000	968,095
11.75%, 2/25/2020	700,000	999,250
12.0%, 10/22/2015 COP	1,628,000,000	833,077
(Cost $4,556,580)		4,710,222
Cyprus 1.8%
Alfa MTN Issuance, Ltd., Series E, 7.875%, 10/10/2009 (Cost $1,700,000)	1,700,000	1,704,114
Dominican Republic 1.5%
Dominican Republic:
Series REG S, 9.04%, 1/23/2018 (PIK)	393,472	448,557
Series REG S, 9.5%, 9/27/2011	933,170	1,003,158
(Cost $1,370,599)		1,451,715
Egypt 4.0%
Republic of Egypt:
Series 364, Treasury Bill, 9.27%*, 4/3/2007 EGP	16,900,000	2,835,862
Series 182, Treasury Bill, 9.62%*, 4/10/2007 EGP	5,800,000	970,173
(Cost $3,805,689)		3,806,035
El Salvador 1.6%
Republic of El Salvador, Series REG S, 7.65%, 6/15/2035 (Cost $1,392,125)	1,400,000	1,540,000
Guatemala 1.7%
Republic of Guatemala:
Series REG S, 9.25%, 8/1/2013	900,000	1,046,700
10.25%, 11/8/2011	500,000	591,000
(Cost $1,563,549)		1,637,700
Indonesia 6.3%
Government of Indonesia:
Series FR-23, 11.0%, 12/15/2012 IDR	9,500,000,000	1,073,279
Series FR-26, 11.0%, 10/15/2014 IDR	37,144,000,000	4,196,406
Series FR-33, 12.5%, 3/15/2013 IDR	6,200,000,000	748,082
(Cost $5,806,324)		6,017,767
Kazakhstan 5.0%
Kazakhstan Temir Zholy, 7.0%, 5/11/2016	2,000,000	2,098,500
Kazkommerts International BV, Series REG S, 7.875%, 4/7/2014	1,300,000	1,334,125
Turanalem Finance BV, Series REG S, 8.5%, 2/10/2015	1,300,000	1,338,103
(Cost $4,714,326)		4,770,728
Malaysia 1.7%
Government of Malaysia, Series 1/04, 4.305%, 2/27/2009 (Cost $1,583,971) MYR	5,900,000	1,636,588
Mexico 4.7%
Mexican Bonds, Series M, 9.0%, 12/22/2011 MXN	28,200,000	2,745,035
Pemex Project Funding Master Trust, 9.5%, 9/15/2027	1,300,000	1,719,250
(Cost $4,473,659)		4,464,285
Pakistan 1.1%
Republic of Pakistan:
Series REG S, 7.125%, 3/31/2016	150,000	150,590
Series REG S, 7.875%, 3/31/2036	850,000	857,715
(Cost $938,102)		1,008,305
Panama 0.4%
Republic of Panama:
6.7%, 1/26/2036	300,000	302,550
7.125%, 1/29/2026	120,000	127,080
(Cost $401,130)		429,630
Peru 4.3%
Republic of Peru:
7.35%, 7/21/2025 (b)	2,900,000	3,168,250
9.875%, 2/6/2015	800,000	1,004,000
(Cost $3,865,287)		4,172,250
Philippines 9.2%
Bangko Sentral Ng Pilipinas, Series A, 8.6%, 6/15/2027 (b)	3,800,000	4,379,500
Republic of Philippines:
7.5%, 9/25/2024	671,000	717,970
8.0%, 1/15/2016	1,400,000	1,555,750
8.375%, 2/15/2011	1,000,000	1,086,250
9.375%, 1/18/2017	900,000	1,087,875
(Cost $8,158,304)		8,827,345
Russia 4.0%
Red Arrow International Leasing, "A", 8.375%, 3/31/2012 RUB	48,960,858	1,897,040
Russian Federation, Series REG S, 12.75%, 6/24/2028	1,100,000	1,981,579
(Cost $3,768,945)		3,878,619
South Africa 3.2%
Republic of South Africa:
8.5%, 6/23/2017	900,000	1,084,500
Series R194, 10.0%, 2/28/2008 ZAR	14,400,000	1,986,530
(Cost $2,946,975)		3,071,030
Turkey 9.3%
Republic of Turkey:
6.875%, 3/17/2036	100,000	94,000
7.25%, 3/15/2015	2,200,000	2,255,000
8.0%, 2/14/2034	1,610,000	1,714,650
14.0%, 1/19/2011 TRY	3,800,000	2,222,791
15.0%, 2/10/2010 TRY	4,300,000	2,615,165
20.0%, 10/17/2007 TRY	88	61
(Cost $9,743,800)		8,901,667
Ukraine 1.9%
Government of Ukraine, Series REG S, 7.65%, 6/11/2013 (Cost $1,815,528)	1,750,000	1,873,900
United States 6.8%
US Treasury Bonds:
7.5%, 11/15/2016	3,700,000	4,540,596
8.125%, 8/15/2019	1,500,000	1,981,641
(Cost $6,424,011)		6,522,237
Uruguay 0.8%
Republic of Uruguay, 7.5%, 3/15/2015 (Cost $682,955)	700,000	747,250
Venezuela 7.4%
Republic of Venezuela:
9.375%, 1/13/2034	1,840,000	2,302,760
10.75%, 9/19/2013 (b)	3,900,000	4,787,458
(Cost $6,607,231)		7,090,218
Vietnam 1.0%
Socialist Republic of Vietnam, Series REG S, 6.875%, 1/15/2016 (Cost $884,007)	900,000	945,829
Total Bonds (Cost $107,326,777)		112,549,388

Loan Participations 4.1%
Russia 3.1%
Russian Standard Finance SA, 8.875%, 12/16/2015	2,000,000	1,979,380
Vimplecom, Series REG S, 8.25%, 5/23/2016	1,000,000	1,013,750
(Cost $3,000,000)		2,993,130
Ukraine 1.0%
Export-Import Bank of Ukraine, 7.65%, 9/7/2011 (Cost $901,104)	900,000	913,680
Total Loan Participations (Cost $3,901,104)		3,906,810
	Shares	Value ($)

Cash Equivalents 3.9%
Cash Management QP Trust, 5.31% (c) (Cost $3,747,540)	3,747,540	3,747,540
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $114,975,421)+	125.4	120,203,738
Other Assets and Liabilities, Net	(25.4)	(24,324,060)
Net Assets	100.0	95,879,678

* Bond equivalent yield to maturity; not a coupon rate.

+ The cost for federal income tax purposes was $114,978,664. At October 31, 2006, net unrealized appreciation for all securities based on tax cost was $5,225,074. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,361,729 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,136,655.

(a) Principal amount stated in US dollars unless otherwise noted.

(b) Securities, or a portion thereof, subject to a financing transaction.

(c) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

PIK: Denotes that all or a portion of income is paid in kind.

As of October 31, 2006, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
USD	1,919,732	ZAR	14,900,000	1/25/2007	86,358
USD	953,416	ZAR	7,420,000	1/25/2007	45,590
USD	1,842,053	UAH	9,330,000	12/1/2006	7,794
Total net unrealized appreciation					139,742
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
BRL	8,200,000	USD	3,762,331	1/25/2007	(3,600)
IDR	22,500,000,000	USD	2,421,438	1/25/2007	(47,698)
MXN	26,600,000	USD	2,439,248	1/25/2007	(22,693)
TRY	3,280,000	USD	2,167,878	1/25/2007	(11,181)
ZAR	14,820,000	USD	1,957,107	1/25/2007	(38,211)
Total net unrealized depreciation					(123,383)
Currency Abbreviations
ARS	Argentine Peso	MXN	Mexican Peso
BRL	Brazilian Real	RUB	Russian Ruble
COP	Colombian Peso	TRY	New Turkish Lira
EGP	Egyptian Pound	UAH	Ukraine Hryvna
IDR	Indonesian Rupiah	USD	United States Dollar
MRY	Malaysian Ringgit	ZAR	South African Rand

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2006
Assets
Investments: Investments in securities, at value (cost $111,227,881)	$ 116,456,198
Investment in Cash Management QP Trust (cost $3,747,540)	3,747,540
Total investments in securities, at value (cost $114,975,421)	120,203,738
Cash	74,435
Foreign currency, at value (cost $210,783)	210,470
Unrealized appreciation on forward currency exchange contracts	139,742
Interest receivable	2,978,420
Foreign taxes recoverable	6,418
Other assets	58
Total assets	123,613,281
Liabilities
Payable for financing transactions	26,202,807
Payable for investments purchased	970,941
Unrealized depreciation on forward foreign currency exchange contracts	123,383
Accrued management fee	78,182
Accrued interest expense	46,351
Other accrued expenses and payables	311,939
Total liabilities	27,733,603
Net assets, at value	$ 95,879,678
Net Assets
Net assets consists of: Undistributed net investment income	870,039
Net unrealized appreciation (depreciation) on: Investments	5,228,317
Foreign currency related transactions	115,062
Accumulated net realized gain (loss)	(23,549,928)
Paid-in capital	113,216,188
Net assets, at value	$ 95,879,678
Net Asset Value
Net asset value per share ($95,879,678 ÷ 9,952,619 shares of common stock issued and outstanding, $.01 par value, 100,000,000 shares authorized)	$ 9.63

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2006
Investment Income
Interest (net of foreign taxes of $59,574)	$ 8,464,116
Interest — Cash Management QP Trust	280,209
Total Income	8,744,325
Expenses: Management fee	922,196
Services to shareholders	35,724
Custodian and accounting fees	148,336
Auditing	91,586
Legal	2,068
Directors' fees and expenses	36,478
Reports to shareholders	230,383
Interest expense	1,174,129
Stock exchange listing fees	21,425
Other	83,188
Total expenses, before expense reductions	2,745,513
Expense reductions	(1,118)
Total expenses, after expense reductions	2,744,395
Net investment income	5,999,930
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	3,155,641
Foreign currency related transactions	(76,092)
Net increase from payments by affiliates and net gains (losses) realized on the disposal of investments in violation of restrictions	—
3,079,549
Net unrealized appreciation (depreciation) during the period on: Investments	3,479,776
Foreign currency related transactions	126,965
3,606,741
Net gain (loss) on investment transactions	6,686,290
Net increase (decrease) in net assets resulting from operations	$ 12,686,220
Statement of Cash Flows for the year ended October 31, 2006
Cash Flows from Operating Activities
Investment income received	$ 7,279,483
Payment of expenses	(1,431,536)
Payment of interest expense	(1,197,812)
Proceeds from sales and maturities of long-term investments	158,960,709
Purchases of long-term investments	(160,853,372)
Net change in short-term investments	1,748,860
Cash provided by operating activities	4,506,332
Cash Flows from Financing Activities
Net increase (decrease) in financing transactions	1,605,311
Distributions paid	(5,573,467)
Cash used for financing activities	(3,968,156)
Increase (decrease) in cash	538,176
Cash at beginning of period*	(253,271)
Cash at end of period*	$ 284,905
Reconciliation of Net Increase (Decrease) in Net Assets from Operations to Cash Used for Operating Activities
Net increase (decrease) in net assets resulting from operations	$ 12,686,220
Net (increase) decrease in investments	(5,962,696)
Net increase (decrease) in net unrealized (appreciation) depreciation on investments	(3,479,776)
(Increase) decrease in interest receivable	(943,331)
(Increase) decrease in foreign taxes recoverable and other assets	(5,970)
(Increase) decrease in receivable for investments sold	3,672,648
Increase (decrease) in payable for investments purchased	(1,549,716)
(Increase) decrease in net unrealized appreciation (depreciation) on open/closed forward foreign currency exchange contracts	(26,094)
Increase (decrease) in interest on financing transactions	(23,683)
Increase (decrease) in accrued expenses	138,730
Cash provided by operating activities	$ 4,506,332

* Includes foreign currency

Significant non-cash activity from market discount accretion and premium amortization in the net amount of $432,255 as well as payments in kind of $105,204 has been excluded from the Statement of Cash Flows.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income	$ 5,999,930	$ 4,810,299
Net realized gain (loss) on investment transactions	3,079,549	12,323,664
Net unrealized appreciation (depreciation) during the period on investment transactions	3,606,741	(2,728,689)
Net increase (decrease) in net assets resulting from operations	12,686,220	14,405,274
Distributions to shareholders from net investment income	(5,573,467)	(5,573,467)
Increase (decrease) in net assets	7,112,753	8,831,807
Net assets at beginning of period	88,766,925	79,935,118
Net assets at end of period (including undistributed net investment income of $870,039 and $641,877, respectively)	$ 95,879,678	$ 88,766,925
Other Information
Shares outstanding at beginning of period	9,952,619	9,952,619
Shares issued to shareholders in reinvestment of distributions	—	—
Shares outstanding at end of period	9,952,619	9,952,619

Financial Highlights

Years Ended October 31,	2006	2005	2004	2003	2002
Per Share Operating Performance
Net asset value, beginning of period	$ 8.92	$ 8.03	$ 7.44	$ 5.98	$ 5.66
Income (loss) from investment operations: Net investment income[a]	.60	.48	.44	.55	.67
Net realized and unrealized gain (loss) on investment transactions	.67	.97	.72	1.52	.40
Total from investment operations	1.27	1.45	1.16	2.07	1.07
Less distributions from: Net investment income	(.56)	(.56)	(.57)	(.61)	(.75)
Net asset value, end of period	$ 9.63	$ 8.92	$ 8.03	$ 7.44	$ 5.98
Market value, end of period	$ 8.63	$ 7.86	$ 7.38	$ 7.10	$ 5.57
Total Return
Per share net asset value (%)[b]	15.49	18.72	16.94	36.13	19.89
Per share market value (%)[b]	17.32	14.23	12.50	39.29	18.60
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	96	89	80	74	59
Ratio of expenses (excluding interest) (%)	1.70	1.81	1.98	2.03	2.09
Ratio of expenses (%)	2.97	2.65	2.31	2.28	2.73
Ratio of net investment income (%)	6.51	5.62	5.75	7.89	10.87
Portfolio turnover rate (%)	139[c]	155[c]	252	306	740

a Based on average shares outstanding during the period.

b Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

c The portfolio turnover rate including financing transactions was 432% and 420% for the years ended October 31, 2006 and October 31, 2005, respectively.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Global High Income Fund, Inc. (formerly Scudder Global High Income Fund, Inc.) (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified investment management company organized as a Maryland Corporation.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

In September 2006, FASB released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2006, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Financing Transactions. The Fund may enter into financing transactions consisting of a sale by the Fund of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is included in interest expense on the Statement of Operations. The purchaser retains legal title and beneficial ownership of the securities and the Fund retains any accrued interest during the life of the transaction. If the counterparty to whom the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. The value of the security may change over the term of the financing transaction.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At October 31, 2006, the Fund had a net tax basis capital loss carryforward of approximately $23,547,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2007 ($16,251,000) and October 31, 2009 ($7,296,000), the respective expiration dates, whichever occurs first.

During the year ended October 31, 2006, the Fund utilized $3,156,903 and lost, through expiration, $16,116,958 of prior year capital loss carryforward.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income, if any, is distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2006, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 937,484
Capital loss carryforwards	$ (23,547,000)
Net unrealized appreciation (depreciation) on investments	$ 5,225,074

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2006	2005
Distributions from ordinary income*	$ 5,573,467	$ 5,573,467

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes except when purchased in default. The Fund uses the specific identification method for determining realized gain or loss on investments. The value of additional securities received as an interest payment is recorded as income and as the cost basis of such securities.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the foreign currency positions and cash held at the Fund's custodian bank at October 31, 2006.

B. Purchases and Sales of Securities

During the year ended October 31, 2006, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $132,024,488 and $132,034,763, respectively. Purchases and sales of US Treasury obligations aggregated $24,050,766 and $17,764,809, respectively.

C. Related Parties

Management Agreement. Under the Amended and Restated Investment Advisory, Management and Administration Agreement ("Management Agreement") with Deutsche Investment Management Americas Inc. ("DeIM" or the "Manager"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.00% of the Fund's average weekly net assets, computed and accrued daily and payable monthly.

Prior to December 1, 2005, Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of the Manager, was the subadvisor for the Fund and responsible for managing its assets.

On December 1, 2005, Aberdeen Asset Management PLC ("Aberdeen PLC") acquired from Deutsche Bank AG, the parent company of the Manager, parts of its asset management business and related assets based in London and Philadelphia.

On December 1, 2005, DeAMIS became a direct, wholly owned subsidiary of Aberdeen PLC and was renamed Aberdeen Asset Management Investment Services Limited ("AAMISL"). Effective December 2, 2005, and pursuant to a written contract with the Manager, AAMISL serves as the sub-advisor to the Fund with respect to the investment and reinvestment of the Fund's assets. AAMISL is paid for its services by the Manager from its fee as investment advisor to the Fund.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Manager, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2006, the amount charged to the Fund by DWS-SISC aggregated $16,016, of which $5,400 is unpaid.

DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Manager, is the shareholder communications agent of the Fund. For the year ended October 31, 2006, the amount charged to the Fund by DWS-SSC aggregated $14,816, of which $5,000 is unpaid.

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), also an affiliate of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Pursuant to a sub-accounting agreement between DWS-SFAC and State Street Bank and Trust Company ("SSB") DWS-SFAC has delegated all accounting functions to SSB. DWS-SFAC compensates SSB out of the accounting fee it receives from the Fund. For the year ended October 31, 2006, the amount charged to the Fund by DWS-SFAC aggregated $84,228, of which $7,166 is unpaid.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Manager a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the year ended October 31, 2006, the Manager agreed to reimburse the Fund $1,118, which represents a portion of the fee savings expected to be realized by the Manager related to the outsourcing by the Manager of certain administrative services to an unaffiliated service provider.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

F. Financing Agreements

The Fund entered into financing agreements with third parties involving its holdings in foreign debt securities. At October 31, 2006, the Fund had outstanding financing agreements as follows:

Counterparty	Value of Assets Sold Under Financing Agreements	Financing Liability	Weighted Average Maturity
UBS AG	$ 25,870,270	$ 26,202,807	31

The weighted average daily balance of financing agreements outstanding during the year ended October 31, 2006 was approximately $23,233,725. The weighted average interest rate was 4.78%. The maximum financing agreement liability outstanding during the year ended October 31, 2006 was $26,202,807.

G. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

H. Loan Participations/Assignments

The Fund may invest in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

I. Payments made by Affiliates

During the year ended October 31, 2006, the Advisor fully reimbursed the Fund $2,087 for losses incurred in violation of the Fund's investment restrictions.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and the Shareholders of DWS Global High Income Fund, Inc. (formerly Scudder Global High Income Fund, Inc.):

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Global High Income Fund, Inc. (formerly Scudder Global High Income Fund, Inc.) (the "Fund") at October 31, 2006, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts PricewaterhouseCoopers LLP
December 21, 2006

Dividend Reinvestment and Cash Purchase Plan

The Plan

The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through DWS Scudder Investments Service Company or its delegate (the "Transfer Agent") and UMB Bank, N.A. (the "Plan Agent"). Note that the fund's share price for purposes of the Plan is calculated net of due bills, if applicable.

Enrollment

Each stockholder of record must enroll in the Plan by instructing the Transfer Agent in writing. Such a notice must be received by the Transfer Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the Transfer Agent, as dividend paying agent.

Shares Held by a Nominee

If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue (i) shares of the fund's common stock that are issued but not outstanding ("Treasury Stock") to the extent shares of Treasury Stock are available, and then (ii) to the extent shares of Treasury Stock are not available, newly issued shares of the fund's common stock to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, the Plan Agent will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy fund shares in the open market for the participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law. In either case, for federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

Participants in the Plan have the option of making additional cash payments to the Transfer Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Transfer Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Transfer Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Transfer Agent, it is suggested that participants send their voluntary cash payments to be received by the Transfer Agent approximately ten days before February 15 or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

The Transfer Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Transfer Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's and/or Transfer Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions.

Costs for Cash Purchases

With respect to purchases of fund shares from voluntary cash payments, each participant will be charged $1.00 for each such purchase. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

Amendment or Termination

The fund reserves the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

A participant may terminate his account under the Plan by written notice to the Transfer Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Transfer Agent Address and Telephone Number

You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: DWS Global High Income Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o DWS Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, 1-800-294-4366.

Stockholder Meeting Results

The Annual Meeting of Stockholders of DWS Global High Income Fund, Inc. (the "Fund") was held on October 31, 2006. The following matter was voted upon by the stockholders of said fund (the resulting votes are presented below).

1. Election of Class I Directors to hold office for a term of three years, or until their respective successors shall have been duly elected and qualified:

	Number of Votes:
Directors	For	Withheld
Henry P. Becton, Jr.	8,656,615	152,585
Dawn-Marie Driscoll	8,660,348	148,851
Martin J. Gruber	8,660,954	148,245
Axel Schwarzer	8,685,838	123,362

Investment Management Agreement Approval

The Fund's Directors approved the continuation of the Fund's current investment management agreement with DeIM and the current sub-advisory agreement between DeIM and Aberdeen Asset Management Investment Services Limited ("Aberdeen IS") in September 2006.

In terms of the process that the Directors followed prior to approving the agreements, shareholders should know that:

At present time, all but one of your Fund's Directors are independent of DeIM and its affiliates.

The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Directors also review the terms of the administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2006 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment advisory and sub-advisory agreement.

The Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Directors were also advised by two consultants in the course of their 2006 review of the Fund's contractual arrangements.

The sub-advisory fee paid to Aberdeen IS is paid by DeIM out of its fee and not directly by the Fund.

DeIM and its predecessors have managed the Fund since inception, and the Directors believe that a long-term relationship with a capable, conscientious Advisor is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Directors believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Directors consider these and many other factors, including the quality and integrity of DeIM's and Aberdeen IS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement and the sub-advisory agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeIM by similar funds and institutional accounts advised by DeIM (if any). With respect to management fees paid to other investment Advisors by similar funds, the Directors noted that the fee rates paid by the Fund were higher than the median of the applicable Lipper peer universe (based on Lipper data provided as of December 31, 2005). In this regard, the Board noted that DeIM had accepted a significant (0.20%) reduction in the Fund's investment management fee rate in October 2005. The Board gave a lesser weight to fees paid by similar institutional accounts advised by DeIM, in light of the material differences in the scope of services provided to registered investment companies as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund. The Board also concluded that any existing economies of scale enjoyed by DeIM were properly reflected in the Fund's investment management fee arrangements, and that in light of the Fund's closed-end structure there were limited opportunities for future material asset growth.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund are expected to be higher than the median of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2005).

The investment performance of the Fund and DeIM, both absolute and relative to various benchmarks and industry peer groups. The Board noted that the Fund's performance for the one-, three- and five-year periods ended June 30, 2006 was in the 2nd quartile, 1st quartile and 1st quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has outperformed its benchmark in each of the one-, three- and five-year periods ended June 30, 2006.

The nature, extent and quality of the advisory services provided by DeIM and Aberdeen IS. The Board considered extensive information regarding DeIM, including DeIM's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement and the sub-advisory agreement, including the scope of services provided under the agreements. In this regard, the Board concluded that the quality and range of services provided by DeIM and Aberdeen IS have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DeIM during 2005 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DeIM the cost allocation methodology used to determine DeIM's profitability. In analyzing DeIM's costs and profits, the Board also reviewed the fees paid to and services provided by DeIM and its affiliates with respect to administrative services, transfer agent services and shareholder servicing, as well as information regarding other possible benefits derived by DeIM and its affiliates as a result of DeIM's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeIM's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DeIM and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), Deutsche Asset Management's overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DeIM and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DeIM and Aberdeen IS regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DeIM or Aberdeen IS, subject to compliance with applicable SEC rules. The Board also reviewed and approved, subject to ongoing review by the Board, a plan whereby a limited portion of the Fund's brokerage may in the future be allocated to brokers who acquire (and provide to DeIM and its affiliates) research services from third parties that are generally useful to DeIM and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DeIM's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeIM's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM's chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to DeIM's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement and sub-advisory agreement, and concluded that the continuation of such agreements was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreements.

Other Information

The Investment Manager

Deutsche Investment Management Americas Inc. ("DeIM"), with headquarters at 345 Park Avenue, New York, NY, is the investment manager for the fund. Under the supervision of the Board of Directors and pursuant to its Amended and Restated Investment Advisory, Management and Administration Agreement with the fund, DeIM has allocated all of the fund's portfolio for management to Aberdeen Asset Management Investment Services Limited. DeIM is part of Deutsche Asset Management. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management ("DeAM") is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeAM also manages the assets of other closed-end investment companies which invest primarily in foreign securities: The Korea Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc. and DWS Global Commodities Stock Fund, Inc. In addition, DeAM manages open-end mutual funds which invest in domestic and international markets.

The Subadvisor

Aberdeen Asset Management Investment Services Limited ("AAMISL"), located at 1735 Market Street, Philadelphia, PA is the fund's subadvisor. Under the supervision of the Board of Trustees and the Advisor, the subadvisor makes the fund's investment decisions, buys and sells securities for the fund and conducts the research that leads to these purchase and sale decisions. AAMISL is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. AAMISL provides a full range of international investment advisory services to institutional and retail clients. AAMISL is paid for its services by the Manager from its fee as investment advisor to the fund.

Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Investment Portfolio

Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Net Asset Value

The fund's NAV is available daily on our Web site at www.cef.dws-scudder.com. The fund's NAV is published weekly on Monday and the fund's Market Value is published every weekday in The Wall Street Journal under the heading "Closed End Funds." The fund's NAV is also published in The New York Times and Barron's.

Certifications

The fund's chief executive officer has certified to the New York Stock Exchange that, as of November 30, 2006, he was not aware of any violation by the fund of applicable NYSE corporate governance listing standards. The fund's reports to the Securities and Exchange Commission on Forms N-CSR and N-Q contain certifications by the fund's chief executive officer and chief financial officer that relate to the fund's disclosure in such reports and that are required by rule 30a-2(a) under the Investment Company Act, as amended.

Directors and Officers

The following table presents certain information regarding the Board Members and Officers as of October 31, 2006. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Each Board Member's term of office extends until the next stockholder's meeting called for the purpose of electing Board Members in that class and until the election and qualification of a successor, or until such Board Member sooner dies, resigns or is removed as provided in the governing documents of the fund. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman since 2004 Board Member since 2005

President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2006) and DWS RREEF Real Estate Fund II, Inc. (since April 2006). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)

		88
Henry P. Becton, Jr. (1943) Board Member since 2005	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International; DWS Global High Income Fund, Inc. (since October 2005); DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	86
Keith R. Fox (1954) Board Member since 2005	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2006), and DWS RREEF Real Estate Fund II, Inc. (since April 2006). Former Directorships: Cloverleaf Transportation Inc. (trucking)	88
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Director, DWS Global High Income Fund, Inc. (since 2001), DWS Global Commodities Stock Fund, Inc. (since 2004), DWS RREEF Real Estate Fund, Inc. (since 2006) and DWS RREEF Real Estate Fund II, Inc. (since 2006); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	86
Martin J. Gruber (1937) Board Member since 2005

Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since October 2002) and DWS RREEF Real Estate Fund II, Inc. (since August 2003). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)

		88
Richard J. Herring (1946) Board Member since 2005

Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since October 2002) and DWS RREEF Real Estate Fund II, Inc. (since August 2003). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)

		88
Graham E. Jones (1933) Board Member since 2005	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since October 2002) and DWS RREEF Real Estate Fund II, Inc. (since August 2003). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	88
Rebecca W. Rimel (1951) Board Member since 2005

President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since October 2002) and DWS RREEF Real Estate Fund II, Inc. (since August 2003). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)

		88
Philip Saunders, Jr. (1935) Board Member since 2005

Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since October 2002) and DWS RREEF Real Estate Fund II, Inc. (since August 2003). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)

		88
William N. Searcy, Jr. (1946) Board Member since 2005	Private investor since October 2003; Trustee of seven open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since October 2002) and DWS RREEF Real Estate Fund II, Inc. (since August 2003). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	88
Jean Gleason Stromberg (1943) Board Member since 2005

Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2006) and DWS RREEF Real Estate Fund II, Inc. (since April 2006). Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)

		88
Carl W. Vogt (1936) Board Member since 2005

Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak). Formerly, Chairman and Member, National Transportation Safety Board

		86
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006

Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; Director, DWS Global High Income Fund, Inc. (since August 2006), DWS Global Commodities Stock Fund, Inc. (since August 2006); formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)

86
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present

Managing Director[4], Deutsche Asset Management (2006-present); President, The Central Europe and Russia Fund, Inc. (since June 2006), The European Equity Fund, Inc. (since June 2006), The Korea Fund, Inc. (since June 2006), The New Germany Fund, Inc. (since June 2006), DWS Global High Income Fund, Inc. (since June 2006), DWS Global Commodities Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc. (since June 2006); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 1999-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 1997-present	Managing Director[4], Deutsche Asset Management
Scott M. McHugh[6] (1971) Assistant Treasurer, 2005-present	Director[4], Deutsche Asset Management
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
John Robbins[5] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[4], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present

Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

A. Thomas Smith[5] (1956) Chief Legal Officer, 2005-present

Managing Director[4], Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.

3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

4 Executive title, not a board directorship.

5 Address: 345 Park Avenue, New York, New York 10154.

6 Address: Two International Place, Boston, MA 02110.

ITEM 2.	CODE OF ETHICS.

As of the end of the period, October 31, 2006, DWS Global High Income Fund, Inc. has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

DWS GLOBAL HIGH INCOME FUND, INC.

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$75,000	$128	$0	$0
2005	$67,500	$225	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$155,500	$11,930	$0
2005	$309,400	$197,605	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax advice and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$0	$11,930	$0	$11,930
2005	$0	$197,605	$104,635	$302,240

All other engagement fees were billed for services in connection with training seminars and risk management initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant's audit committee consists of Keith R. Fox(Chairman), Kenneth C. Froewiss, Richard J. Herring, Granham E. Jones, Philip Saunders, Jr., William N. Searcy, and Jean Gleason Stromberg.

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines. The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. The Fund has delegated proxy voting to the advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), a Proxy Voting Desktop Manual (“Manual”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the advisor and its affiliates. The Manual sets forth the procedures that the advisor has implemented to vote proxies, including monitoring for corporate events, communicating with the fund’s custodian regarding proxies, considering the merits f each proposal, and executing and recording the proxy vote. The Guidelines set forth the advisor’s general position on various proposals, such as:

•	Shareholder Rights — The advisor generally votes against proposals that restrict shareholder rights.

•

Corporate Governance — The advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside board of directors. The advisor generally votes against proposals that require a company to appoint a chairman who is an independent director.

•

Anti-Takeover Matters — The advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes “against” the adoption of poison pills if they are submitted for shareholder ratification. The advisor generally votes for fair price proposals.

•

Routine Matters — The advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the advisor’s general voting positions on various proposals, the advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a committee established by the advisor will vote the proxy. Before voting any such proxy, however, the committee will exclude from the voting discussions and determinations any member who is involved in or aware of a material conflict of interest. If, after excluding any and all such members, there are fewer than three voting members remaining, the advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the advisor may not be able to vote proxies or the advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The advisor generally does not vote proxies on securities subject to share blocking restrictions.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Portfolio Manager Team Disclosure

A team approach is utilized with respect to the day-to-day management of fund’s portfolio. Portfolio decisions are made jointly by the senior members of the management team. The following members of the management team handle the day-to-day operations of the fund.

Ian Winship

•

Head of Global Interest Rates on the fixed income team. Ian joined Aberdeen via the acquisition of Deutsche Asset Management's London and Philadelphia fixed income businesses in 2005 and the fund in 2002. Ian held the same role at Deutsche Asset Management in London having joined the company in 1997. Previously, Ian spent nine years as a fixed income portfolio manager at Scottish Amicable Investment Managers, Murray Johnstone and Hill Samuel Asset Managers.

Brett Diment

•

Head of Emerging Market Debt. Brett joined Aberdeen via the acquisition of Deutsche Asset Management (“Deutsche”) in 2005 and the fund in 2002. He is responsible for the day-to-day management of the Emerging Market Debt Team and portfolios. Mr. Diment had been at Deutsche since 1991 as a member of the Fixed Income group and served as Head of the Emerging Debt Team there from 1999 until its acquisition by Aberdeen.

Shelley Moledina

•

Portfolio Manager on the investment grade fixed income desk. Shelly joined Aberdeen via the acquisition of Deutsche Asset Management's London and Philadelphia fixed income businesses in 2005 and the fund in 2002. Shelly held the same role at Deutsche Asset Management in London, which she joined in 2002. Previously, Shelly had spent eight years as a fund manager at Gulf International Bank (UK) Ltd (formerly Saudi International Bank).

Tim Vile

•

Senior Portfolio Manager on the US Active Fixed Income Team. Tim joined Aberdeen in 1991 from Equitable Capital Management where he was a portfolio manager for fixed income portfolios and the fund in 2002.

Derek Fulton

•	Portfolio Manager on the fixed income team. Derek joined Aberdeen in 1996 as a graduate trainee analyst on the fixed income desk and the fund in 2006.

Keith Patton

•

Head of European Fixed Income. Keith joined Aberdeen via the acquisition of Deutsche Asset Management's London and Philadelphia fixed income businesses in 2005 and the fund in 2002. Keith headed up the fixed income portfolio management team at Deutsche Asset Management in London having joined the company in 1997. Previously, Keith spent eight years as a portfolio manager at Robert Flemings and at the United Bank of Kuwait in London.

Christopher Gagnier

•

Senior Portfolio Manager on the US active fixed Income team. Chris is head of core plus fixed income and responsible for oversight of high yield portfolios. Chris joined Aberdeen in 1997 from Paine Webber where he spent 13 years in fixed income and the fund in 2002. Prior to that, he was a loan officer for Continental Bank in international lending.

Anthony Fletcher

•

Client Portfolio Manager on the fixed income team where he manages fixed income portfolios and global multi-asset for international clients, including central banks, government agencies and pension funds. Anthony joined Aberdeen via the acquisition of Deutsche Asset Management's London and Philadelphia fixed income businesses in 2005 and the fund in 2002. Anthony held a similar role at Deutsche Asset Management in London, which he joined in 1996. Previously, Anthony served as the head of global fixed income at the Saudi American Bank and as a fund manager for the Industrial Bank of Japan.

Compensation of Portfolio Managers

The Fund has been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. Aberdeen's Portfolio Managers are paid (i) base salaries, which are linked to job function, responsibilities, experience and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance (but not usually in a formulaic manner), individual contributions to the team, adherence to the company investment process, quality of research, effectiveness at client presentations, the overall performance of the team/business unit and Aberdeen’s financial results. As such, a bonus is never a fixed number. The value of assets managed by a Portfolio Manager may also be a consideration but more emphasis is placed upon team performance than individual performance. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Aberdeen equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional’s seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that can be a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual’s total compensation package and may comprise from 0%-40% of the total compensation award. Certain senior investment professionals may be subject to a mandatory deferral of a portion of their cash and equity compensation to act as a retention tool.

As a UK listed PLC, Aberdeen Asset Management PLC, has an independent Remuneration Committee that has sole responsibility for authorizing all compensation payments to senior employees, many of which will be investment professionals. This committee is also mandated to agree the design of any incentive scheme that must ultimately go for shareholder approval.

To evaluate its investment professionals, Aberdeen uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets clients’ risk and return objectives. When determining total compensation, Aberdeen considers a number of quantitative and qualitative factors such as:

•

Investment performance over various periods i.e. 1, 3 and 5 years versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Qualitative measures include adherence to the investment process and individual contributions to the process, among other things.

•

Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and general good corporate behavior of Aberdeen, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, Aberdeen analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio Manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund’s portfolio management team in the Fund as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund’s most recent fiscal year end.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Ian Winship	None	None
Brett Diment	None	None
Shelley Moledina	None	None
Tim Vile	None	None
Derek Fulton	None	None
Keith Patton	None	None
Christopher Gagnier	None	None
Anthony Fletcher	None	None

Because the fund’s portfolio managers are not resident in the US, they generally do not invest in US registered investment companies, such as the Fund, on account of US tax and other regulatory limitations applicable to foreign investors.

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund’s most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Ian Winship	None		None
Brett Diment	1	$128,005,691	None
Shelley Moledina	None		None
Tim Vile	None		None
Derek Fulton	3	$2,988,751,058	None
Keith Patton	None		None
Christopher Gagnier	None		None
Anthony Fletcher	None		None

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Ian Winship	None		None
Brett Diment	2	$269,648,561	None
Shelley Moledina	None		None
Tim Vile	None		None
Derek Fulton	2	$542,011,450	None
Keith Patton	3	$351,049,923	None
Christopher Gagnier	1	$367,701,115	None
Anthony Fletcher	5	$924,497,312	None

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Ian Winship	3	$384,286,421	None
Brett Diment	3	$513,630,010	None
Shelley Moledina	3	$791,536,572	None
Tim Vile	2	$576,497,548	None
Derek Fulton	3	$204,987,378	None
Keith Patton	7	$2,705,458,245	None
Christopher Gagnier	None		None
Anthony Fletcher	31	$4,761,664,888	None

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

•

To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•

In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

•

The Advisor and its affiliates and the investment team of the Funds may manage other mutual funds and separate accounts on a long-only basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions(and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is a wholly owned subsidiary of Aberdeen Asset Management PLC, an international investment management group, managing assets for both institutional and retail clients from offices around the world. Aberdeen Asset Management PLC is independently owned and is listed on the London Stock Exchange

The Adviser believes that there are no material conflicts of interest in connection with any Portfolio Manager’s management of Fund investments and investments of other accounts. The Adviser has adopted a Code of Ethics and Standards of Professional Conduct and adherence by all employees is mandatory. All employees are expected to avoid any employment, associations or business activities, including personal investments, that interfere with their duties to Aberdeen, divide their loyalty or create or appear to create a conflict of interest. Employees must promptly report any situation or transaction involving an actual or potential conflict of interest to the Compliance Officer.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Item 9 of Form N-CSR - Repurchase Disclosure

	(a)	(b)	(c)	(d)
	Total Number of	Average Price Paid	Total Number of	Maximum Number of
Period	Shares Purchased	per Share	Shares Purchased as	Shares that May Yet Be
			Part of Publicly Announced	Purchased Under the
			Plans or Programs	Plans or Programs

November 1 through November 30, 2005	0	$0.0	n/a	n/a
December 1 through December 31, 2005	0	$0.0	n/a	n/a
January 1 through January 31, 2006	0	$0.0	n/a	n/a
February 1 through February 28, 2006	0	$0.0	n/a	n/a
March 1 through March 31, 2006	0	$0.0	n/a	n/a
April 1 through April 30, 2006	0	$0.0	n/a	n/a
May 1 through May 31, 2006	0	$0.0	n/a	n/a
June 1 through June 30, 2006	0	$0.0	n/a	n/a
July 1 through July 31, 2006	0	$0.0	n/a	n/a
August 1 through August 31, 2006	0	$0.0	n/a	n/a
September 1 through September 30, 2006	0	$0.0	n/a	n/a
October 1 through October 31, 2006	0	$0.0	n/a	n/a

Total	0	$0.0	n/a	n/a

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global High Income Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Global High Income Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 29, 2006